Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of January 30, 2015 by and among UNIVERSAL BIOSENSORS PTY LTD (ACN 098 234 309), a proprietary limited company incorporated in Australia (the “Borrower”), UNIVERSAL BIOSENSORS, INC., a Delaware corporation (the “Guarantor”), ATHYRIUM OPPORTUNITIES FUND (A) LP, as Administrative Agent (the “Administrative Agent”), and the lenders listed on the signature pages hereto (the “Lenders”).

WHEREAS, the Borrower, the Guarantor, the Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of December 19, 2013 (as amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein, and the Guarantor has guaranteed the obligations of the Borrower thereunder on the terms set forth therein;

WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent desire to amend the Credit Agreement in accordance with the terms and conditions of this Agreement; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendments.

(a) Section 2.03(d)(i) is hereby amended by inserting “, with respect to all Obligations other than the Delayed Draw Loans, and June 19, 2016 with respect to the Delayed Draw Loans” immediately after the words “Closing Date” therein.

(b) Section 2.03(d)(ii) is hereby amended by (i) inserting “(exclusive of the Delayed Draw Loans”) immediately after the word “Obligations” each time such word is used therein, and (ii) inserting the following sentence at the end thereof: “Notwithstanding the foregoing, in no event shall “pp” be less than zero.”.

(c) The following is hereby added immediately after the end of Section 2.03(d)(ii):

(iii) Prepayments After June 19, 2016. If all or any portion of the Delayed Draw Loans becomes due and payable pursuant to Section 2.03(a) upon delivery of a notice of prepayment, Section 2.03(b), Section 2.03(c) or Section 9.02 after June 19, 2016, then the Borrower shall pay to the Lenders for their respective ratable accounts, on the date on which such prepayment is due and payable, in addition to accrued and unpaid interest on the principal amount so repaid and other Obligations repaid pursuant to such Sections, a prepayment premium determined in accordance with the following:

pp=pmt times (0.15 – (months times (0.15 divided by 30)))

Where,

“pp” = prepayment premium payable

“pmt” = the amount of principal of the prepayment

“months” = the number of months (rounded down to the nearest whole number) elapsed from June 19, 2016 to the date upon which the prepayment is made

Notwithstanding the foregoing, in no event shall “pp” be less than zero.

(d) Section 2.06(b) is hereby amended by replacing the date “January 30, 2015” therein with the date “July 31, 2015”.

(e) Section 5.03(c) of the Credit Agreement is hereby amended by replacing the date “January 31, 2015” therein with the date “July 31, 2015”.

(f) Section 5.04(c) of the Credit Agreement is hereby amended by replacing the date “January 31, 2015” therein with the date “July 31, 2015”.

3. Amendment Fee; Expenses. In consideration of the execution and delivery of this Agreement by the Lenders, within 10 days after the date hereof, the Borrower shall (a) pay to the Lenders an amendment fee equal to $200,000, allocated $128,786 to Athyrium Opportunities Fund (A) LP and $71,214 to Athyrium Opportunities Fund (B) LP, and (b) pay all reasonable expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington & Burling LLP and Minter Ellison, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement. Any failure by the Borrower to make such payments on or prior to 10 days after the date hereof shall result in an Event of Default under the Credit Agreement

4. Effective Date. This Agreement shall become effective on the date on which (a) the Administrative Agent, the Lenders, and the Borrower each duly executes a counterpart of this Agreement, and (b) Administrative Agent receives the following, which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i) in relation to the Borrower, a certificate of director of the Borrower, properly completed and with all required attachments, duly signed by a director of the Borrower;

(ii) copies of the Organization Documents of each Transaction Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a Responsible Officer of such Transaction Party to be true and correct as of the date of this Agreement or, in relation to the Borrower, confirmation in the certificate referred to above, that the copy of the constitution attached to the verification certificate dated 19 December 2013 is true, complete and up to date and has not been amended;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Transaction Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Investment Documents to which such Transaction Party is a party; and

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Transaction Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation (to the extent that the concept of good standing is applicable in such state).

5. Representations and Warranties. The Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders as follows:

(a) [Reserved].

(b) No Default or Event of Default under the Credit Agreement has occurred or is continuing.

6. Acknowledgement. Each Collateral Document provided by the Borrower continues to secure all of its liabilities and obligations under the Loan Documents (including liabilities and obligations as varied by this Agreement), and any reference in any such Collateral Document to the original Credit Agreement is amended to refer to the Credit Agreement as amended by this Agreement.

7. No Implied Amendment or Waiver. Except as expressly set forth in this Agreement, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Agreement shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

8. Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE BORROWER AND THE GUARANTOR REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH EACH OF THEM:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, PARTNERS, MEMBERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR THE GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

9. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	UNIVERSAL BIOSENSORS PTY LTD,
a proprietary limited company incorporated in Australia,
executed in accordance with Section 127 of the Corporations Act

	By:	/s/ Paul Wright
Name: Paul Wright
Title: Director

	By:	/s/ Salesh Balak
Name: Salesh Balak
Title: Director

GUARANTORS:	UNIVERSAL BIOSENSORS, INC.,
a Delaware corporation

	By:	/s/ Paul Wright
Name: Paul Wright
Title: Director

Signature Page to Amendment No. 1to Credit Agreement

ADMINISTRATIVE
AGENT:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP
LLC, the General Partner of Athyrium Opportunities
Associates LP

	By:	/s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Senior Vice President

LENDERS:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP
LLC, the General Partner of Athyrium Opportunities
Associates LP

	By:	/s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Senior Vice President

ATHYRIUM OPPORTUNITIES FUND (B) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES
ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP
LLC, the General Partner of Athyrium Opportunities
Associates LP

	By:	/s/ Andrew C. Hyman
Name: Andrew C. Hyman
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement